Business Combinations	12 Months Ended
Mar. 31, 2014
Business Combinations [Abstract]
Business Combinations

2.    Business Combinations

On July 2, 2012, 4K Media Inc. (formerly 4K Acquisition Corp.), a subsidiary of the Company, entered into an asset purchase agreement with 4Kids Entertainment, Inc., which was engaged in the business of production of television and movie programs and licensing-out its content. The purpose of this agreement was to upgrade and extend the content of the Digital Entertainment business. The assets including merchandising rights to its content were acquired for ¥1,164 million in cash. Costs related to the acquisition of these assets of ¥43 million were reported in the operating expense in the accompanying consolidated statements of income.

The following table summarizes the fair values of the assets acquired at the acquisition date:

Millions of Yen
Current assets	¥125
Property and equipment	7
Identifiable intangible assets	1,001
Other assets	31

Total assets acquired	¥1,164

The acquired identifiable intangible assets consist of distribution and merchandising rights of ¥985 million and libraries of ¥16 million, which will be amortized over their estimated useful lives of 8 years.

The results of operations of 4K Media Inc. from the acquisition date to the year ended March 31, 2013 were not material. The pro forma condensed combined financial information is not disclosed because the effect of this acquisition on KONAMI’s consolidated financial statements is not material.